Exhibit 99.1

ShiftPixy, Inc. Announces Revised SPAC Sponsorship

MIAMI--(BUSINESS WIRE )--ShiftPixy , Inc. (NASDAQ: PIXY), a Florida-based national staffing enterprise which designs, manages, and sells access to a disruptive, revolutionary platform that facilitates employment in the rapidly growing Gig Economy, today announced the withdrawal of registration statements on Form S-1 previously filed with the Securities and Exchange Commission relating to three special purpose acquisition companies (“SPACs”) for which its wholly owned subsidiary, ShiftPixy Investments, Inc., had previously been identified as the Sponsor: Vital Human Capital, Inc.; TechStackery, Inc.; and Firemark Global Capital, Inc. Instead, ShiftPixy is devoting its resources to assisting its other sponsored SPAC, Industrial Human Capital, Inc. (NYSE: AXH), which previously consummated its initial public offering, to completing its initial business combination as quickly as possible. Explaining this decision, ShiftPixy CEO Scott Absher commented: “After considering our options and the current market environment, we determined that the best use of our time and resources would be to devote ourselves to the Industrial Human Capital de-SPAC process. We concluded that ShiftPixy can best achieve its SPAC sponsorship goals, including expansion of its own footprint, by doing everything possible to ensure Industrial Human Capital’s ultimate success without distraction. Our decision to withdraw our sponsorship from the other SPACs does not impact our goal of building large national staffing clients to operate on the ShiftPixy technology platform, which remains unchanged and continues to move forward.”

About ShiftPixy

ShiftPixy is a disruptive human capital services enterprise, revolutionizing employment in the Gig Economy by delivering a next-gen platform for workforce management that helps businesses with shift-based employees navigate regulatory mandates, minimize administrative burdens and better connect with a ready-for-hire workforce. With expertise rooted in management’s nearly 26 years of workers’ compensation and compliance programs experience, ShiftPixy adds a needed layer for addressing compliance and continued demands for equitable employment practices in the growing Gig Economy.

ShiftPixy Cautionary Statement

The information provided in this release includes forward-looking statements, the achievement or success of which involves risks, uncertainties, and assumptions. These forward-looking statements are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although such forward-looking statements are based upon what our management believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate. If any of the risks or uncertainties, including those set forth below, materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties include, but are not limited to, risks associated with the nature of our business model; our ability to execute our vision and growth strategy; our ability to form ongoing, profitable relationships with Industrial Human Capital; our ability to attract and retain clients; our ability to assess and manage risks; changes in the law that affect our business and our ability to respond to such changes and incorporate them into our business model, as necessary; our ability to insure against and otherwise effectively manage risks that affect our business; risks arising from the COVID-19 pandemic or any other events that could cause wide-scale business disruptions; competition; reliance on third-party systems and software; our ability to protect and maintain our intellectual property; and general developments in the economy and financial markets. These and other risks are discussed in our filings with the SEC, including, without limitation, our Annual Report on Form 10-K, filed on November 29, 2021, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. These documents, including the sections therein entitled “Risk Factors,” identify important factors that could cause actual results to differ materially from those contained in forward-looking statements. All of our forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. Statements made in connection with any guidance may refer to financial statements that have not been reviewed or audited. We undertake no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change, except as required by applicable securities laws. The information in this press release shall not be deemed to be "filed" for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD. Further information on these and other factors that could affect our financial results is included in the filings we make with the SEC from time to time. These documents are available on the "SEC Filings" subsection of the "Investor Information" section of our website at https://ir.shiftpixy.com/financial-information/sec-filings, or directly from the SEC’s website at https://www.sec.gov.

Consistent with the SEC’s April 2013 guidance on using social media outlets like Facebook and Twitter to make corporate disclosures and announce key information in compliance with Regulation FD, we are alerting investors and other members of the general public that we will provide updates on operations and progress required to be disclosed under Regulation FD through the Company’s social media on Facebook, Twitter, LinkedIn and YouTube. Investors, potential investors, shareholders and individuals interested in us are encouraged to keep informed by following us on Facebook, Twitter, LinkedIn and YouTube.

Contacts

INVESTOR:

InvestorRelations@shiftpixy.com

800.475.3655

Source: ShiftPixy, Inc.